Exhibit 10.34

FIRST AMENDMENT AGREEMENT TO THE
CONTRACT FOR THE EXPLORATION AND
EXTRACTION AND HYDROCARBONS IN
THE FORM OF SHARED PRODUCTION

BETWEEN

THE NATIONAL HYDROCARBONS COMMISSION

AND

SIERRA BLANCA P&D, S. DE R.L. DE C.V.,

TALOS ENERGY OFFSHORE MÉXICO 2, S. DE R.L. DE
C.V.

AND

PREMIER OIL EXPLORATION AND PRODUCTION
MEXICO, S.A. DE C.V.

AUGUST 8, 2018

CONTRACTUAL AREA 2

This first Amendment Agreement to the Contract for the Exploration and Extraction of Hydrocarbons in the Form of Shared Production CNH-R01-L01-A2/2015 (hereinafter "Amendment Agreement") is entered into on August 8, 2018, at 5:00 PM, between, on the one hand, the NATIONAL HYDROCARBONS COMMISSION (hereinafter the "CNH"), represented by Juan Carlos Zepeda Molina, in his capacity as Commissioner-President; Martín Álvarez Magaña, Director of the Unit of Procurement of Exploration and Extraction Activities; Fausto Álvarez Hernández, Director of the Technical Administration of Allocations and Contracts; and the Ramón Antonio Massieu Arrojo, Director of the Legal Unit; and, on the other hand, Talos Energy Offshore Mexico 2, S. de R.L. de C.V., (hereinafter referred to as "Talos Energy Offshore Mexico 2"), represented by Carlos Jiménez Cantú, in his capacity as legal representative, Premier Oil Exploration and Production México, S.A. de C.V., (hereinafter referred to as the "Premier Oil Exploration and Production Mexico"), represented by John Gerard Tominey in his capacity as legal representative, and Sierra Blanca P&D, S. de R.L. de C.V., (hereinafter referred to as "Sierra Blanca P&D"), represented by Alejandro Vázquez Morales, in his capacity as legal representative, in accordance with the following Recitals, Statements, and Clauses:

RECITALS

1.On July 22, 2015, the Official Gazette of the Federation published the Decision of International Competitive Bidding CNH-R01-L01/2014, where it was stated that Oil & Gas, S. de R.L. de C.V., in consortium with Talos Energy, LLC, and Premier Oil, PLC, was the winning bidder of Contractual Area 2.

2.Whereas, under the terms of section III of the Bidding Rules, under item 22.3, Sierra Oil & Gas, S. de R.L. de C.V., in consortium with Talos Energy, LLC and Premier Oil, PLC, opted to establish specific-purpose companies called Sierra O&G Exploración y Producción, S. de R.L. de C.V. (hereinafter "Sierra O&G"), Premier Oil Exploration and Production Mexico, and Talos Energy Offshore Mexico 2.

3.On September 4, 2015, the CNH, Sierra O&G, Talos Energy Offshore Mexico 2, and Premier Oil Exploration and Production Mexico signed contract CNH-R01-L01-A2/2015 for the Exploration and Extraction of Hydrocarbons under the Form of Shared Production (hereinafter, the "Contract"),  establishing Sierra Oil & Gas, S. de R.L. de C.V., Talos Energy, LLC, and Premier Oil, PLC as joint and several obligors of the respective Participating Companies.

4.On June 21, 2018, Sierra O&G requested, in accordance with Clauses 24.1, 24.3, 24.4 (a), and 27 of the Contract, the modification of the Contract in order to record the assignment of its full Participating Interest to Sierra Blanca P&D, with Talos Energy Offshore Mexico 2 and Premier Oil Exploration and Production Mexico signing in agreement.

5.On July 31, 2018, the Governing Body of the CNH, through Resolution CNH.E.45.004/18, instructed to enter into the First Amendment Agreement of the Contract in order to record the full assignment of the Participating Interest of Sierra O&G to Sierra Blanca P&D.

STATEMENTS

The National Hydrocarbons Commission states through its representatives that:

I.It is a Coordinated Regulatory Body on Energy Matters of the Centralized Federal Public Administration of the State, with its own legal personality and technical and management autonomy, in accordance with Articles 28, eighth paragraph, of the Political Constitution of the United Mexican States (hereinafter the "Constitution"), 2, Section I, and 3 of the Coordinated Regulatory Bodies on Energy Matters Act;

II.Pursuant to Articles 27, seventh paragraph of the Constitution; 15 and 23 of the Hydrocarbons Act and 38, Section II, of the Coordinated Regulatory Bodies on Energy Matters Act, it has the legal capacity to on behalf of the State, enter into contracts with individuals or State-Owned Production Companies, through which the Nation carries out the strategic activities of Exploration and Extraction of Petroleum and other solid, liquid, or gaseous hydrocarbons within Mexican territory;

III.Its representatives are authorized to enter into this First Amendment Agreement in accordance with Article 23, Section III of the Coordinated Bodies on Energy Matters Act; 10, Sections II, IV, and VII, 14, Sections XVI and XXV, 20 and 20 of the Rules of Procedure of the National Hydrocarbons Commission.

Talos Energy Offshore México 2 states through its representative that:

I.It is a commercial company incorporated and with a legal personality in accordance with the laws of Mexico, and in compliance with the stipulations in Section III, item 22.3 of the Terms of Reference for Awarding Shared Production Contracts for the Exploration and Extraction of Hydrocarbons in Shallow Waters, First Call for Tenders, Competitive Bidding CNH-R01-L01/2014, whose sole corporate purpose is the Exploration and Extraction of Hydrocarbons, and that has legal capacity to enter into and comply with this Amendment Agreement;

II.It has its tax residence in Mexico, has a Federal Taxpayer Registration ID (Registro Federal de Contribuyentes) and is not taxed in the optional tax regime for groups of companies referred to in Chapter VI of the Second Part of the Income Tax Act;

III.It is familiar with the laws of Mexico, as well as its regulations, and any other applicable provisions;

IV.It has the organization, experience, and technical, financial, and performance capabilities to fulfill its obligations under this Amendment Agreement;

V.It has carried out corporate transactions, obtained corporate or other authorizations, and complied with the applicable legal requirements to enter into and fulfill this Amendment Agreement, and neither it nor any third party associated with it is found under any of the assumptions of Article 26 of the Hydrocarbons Act, and

VI.The legal capacity of Carlos Jiménez Cantú as legal representative to enter into this Amendment Agreement is authorized by the registered power of attorney in notarial instrument No. 84,138 (eighty-four thousand one-hundred thirty-eight), executed before Notary Public No. 1 of Mexico City, Mr. Roberto Núñez y Bandera, dated August 6, 2018.

Premier Oil Exploration and Production Mexico states through its representative that:

I.It is a commercial company incorporated and with a legal personality in accordance with the laws of Mexico, and in compliance with the stipulations in Section III, item 22.3 of the Terms of Reference for Awarding Shared Production Contracts for the Exploration and Extraction of Hydrocarbons in Shallow Waters, First Call for Tenders, Competitive Bidding CNH-R01-L01/2014, whose sole corporate purpose is the Exploration and Extraction of Hydrocarbons, and that has legal capacity to enter into and comply with this Amendment Agreement;

II.It has its tax residence in Mexico, has a Federal Taxpayer Registration ID (Registro Federal de Contribuyentes) and is not taxed in the optional tax regime for groups of companies referred to in Chapter VI of the Second Part of the Income Tax Act;

III.It is familiar with the laws of Mexico, as well as its regulations, and any other applicable provisions;

IV.It has the organization, experience, and technical, financial, and performance capabilities to fulfill its obligations under this Amendment Agreement;

V.It has carried out corporate transactions, obtained corporate or other authorizations, and complied with the applicable legal requirements to enter into and fulfill this Amendment Agreement, and neither it nor any third party associated with it is found under any of the assumptions of Article 26 of the Hydrocarbons Act, and

VI.The legal capacity of John Gerard Tominey as legal representative to enter into this Amendment Agreement is authorized by the registered power of attorney in notarial instrument No. 68,015 (sixty-eight thousand fifteen), executed before Notary Public No. 223 of Mexico City, Ms. Rosamaría López Lugo acting as alternate in the notarial record book of Notary Public No. 173 of Mexico City, Mr. Francisco Xavier Arredondo Galván, dated July 16, 2018.

Sierra Blanca P&D states through its representatives that:

I.It is an incorporated commercial company with legal personality in accordance with the laws of Mexico, whose sole corporate purpose is the Exploration and Extraction of Hydrocarbons, and that has the legal capacity to enter into and fulfill this Amendment Agreement;

II.It has its tax residence in Mexico, has a Federal Taxpayer Registration ID (Registro Federal de Contribuyentes) and is not taxed in the optional tax regime for groups of companies referred to in Chapter VI of the Second Part of the Income Tax Act;

III.It is familiar with the laws of Mexico, as well as its regulations, and any other applicable provisions;

IV.It has the organization, experience, and technical, financial, and performance capabilities to fulfill its obligations under this Amendment Agreement;

V.It has carried out corporate transactions, obtained corporate or other authorizations, and complied with the applicable legal requirements to enter into and fulfill this Agreement, and neither it nor any third party associated with it is found under any of the assumptions of Article 26 of the Hydrocarbons Act,

VI.In accordance with Clause 24.4, subsection (a) of the Contract, it shall be jointly responsible for the fulfillment of all Contractor's obligations under the Contract, irrespective of whether such obligations have been incurred or generated prior to the date of entering into the assignment of the Participating Interest of Sierra O&G and,

VII. The legal capacity of Alejandro Vázquez Morales to enter into this Amendment Agreement is authorized by the registered power of attorney in notarial instrument No. 82,418 (eighty-two thousand four-hundred eighteen), executed before Notary Public No. 94 of Mexico City, Mr. Erik Namur Campesino, dated August 2, 2018.

Pursuant to the foregoing, in accordance with Clause 27 of the Contract, the CNH, Premier Oil Exploration and Production Mexico, Talos Energy Offshore México 2, and Sierra Blanca P&D (collectively, the "Parties") agree to the following:

CLAUSES

CLAUSE 1
DEFINITIONS

Any term with capital letters not defined in this Amendment Agreement shall have the meaning attributed to it in the Contract.

CLAUSE 2
PURPOSE OF THE AMENDMENT AGREEMENT

The Parties agree, in order to record the full assignments of Participating Interests of Sierra O&G to Sierra Blanca P&D, to amend Clauses 1.1, 2.3, and 30 of the Contract, to be as follows:

"1.1 Definitions. For the purposes of this Contract, the following terms shall have the meanings listed below:

(...)

"Participants" means Sierra Blanca P&D, Talos Energy Offshore Mexico 2, and Premier Oil Exploration and Production Mexico, and their respective successors or authorized assigns in accordance with this Contract. If at any time the Contractor is made up of only one entity, any reference in this Contract to "each of the Participating Companies," "the Participating Companies," or similar references, shall be understood to mean "the Contractor."

(...)

2.3 Participating Interests. The Participating Interests of the Participating Companies are as follows:

Participating Company	Participation Interest
Sierra Blanca P&D	45%
Talos Energy Offshore	45%
Mexico 2
Premier Oil Exploration	10%
and Production Mexico

No attempt to give in guarantee, assign or transfer part or all the Participating Interest shall be valid or shall be considered effective except as provided in Clause 24.

(...)

CLAUSE 30
NOTIFICATIONS

All notifications and other communication made under this agreement must be in writing and will be effective from the date the recipient receives them:

(...)

To the Contractor:

Sierra Blanca P&D

Avenida Vasco de Quiroga 3000, Piso 8,

Colonia Santa Fe, Delegación Alvaro Obregón,

Ciudad de México, México, C.P. 01210.

(...)

or at any other addresses, as notified by each Party to the other in the manner indicated above. It is understood that any notification made by the CNH to the Operator shall be deemed to be carried out to each of the Participating Companies for all purposes of this agreement."

CLAUSE 3
EFFECTS

3.1Structure of the Contractor. From the date this Amendment Agreement is entered into, Sierra Blanca P&D is responsible for continuing with the inherent obligations in the contract and may enforce its rights as a Participating Company.

3.2Continuation of the joint and several obligations. In accordance with Clause 24.4(a) of the Contract, Sierra O&G remains jointly and severally responsible for compliance with the Contractor's obligations incurred or generated up to the date of the transfer of the Participating Interest to Sierra Blanca P&D, being relieved of any liability with respect to the obligations that are generated after the assignment.

On the other hand, taking into consideration that, once this Amendment Agreement is entered into, Sierra O&G ceases to be a Participating Company, the joint and several obligations of Sierra Oil & Gas, S. de R.L. de C.V., shall remain unaffected.

3.3No effect on rights and obligations. This Amendment Agreement does not imply novation, extension, or modification of any of the other contractual terms provided for in the Contract and, notwithstanding the provisions of Clause 31 of the Contract, is an integral part.

CLAUSE 4

COUNTERPARTS

This Amendment Agreement is signed in four (4) equal counterparts with the same meaning and effect, and each one will be considered an original.

IN WITNESS WHEREOF, the Parties sign this Amending Agreement on the date mentioned at the beginning.

ON BEHALF OF THE NATIONAL HYDROCARBONS COMMISSION	ON BEHALF OF THE CONTRACTOR
/s/ Juan Carlos Zepeda Molina	/s/ Carlos Jimenez Cantú
JUAN CARLOS ZEPEDA MOLINA COMMISSIONER-PRESIDENT	CARLOS JIMENEZ CANTÚ LEGAL REPRESENTATIVE TALOS ENERGY OFFSHORE MEXICO 2, S. de R.L. de C.V.
/s/ Martín Álvarez Magaña	/s/ John Gerard Tominey
MARTÍN ÁLVAREZ MAGAÑA DIRECTOR OF THE PROCUREMENT UNIT FOR EXPLORATION AND EXTRACTION ACTIVITIES	JOHN GERARD TOMINEY LEGAL REPRESENTATIVE PREMIER OIL EXPLORATION AND PRODUCTION MEXICO, S.A. DE C.V.
/s/ Fausto Álvarez Hernández	/s/ Alejandro Vazquez Morales
FAUSTO ÁLVAREZ HERNÁNDEZ DIRECTOR OF THE TECHNICAL ADMINISTRATION UNIT OF ALLOCATIONS AND CONTRACTS	ALEJANDRO VAZQUEZ MORALES LEGAL REPRESENTATIVE SIERRA BLANCA P&D,
/s/ Ramón Antonio Massieu Arrojo
RAMÓN ANTONIO MASSIEU ARROJO DIRECTOR OF THE LEGAL UNIT LEGAL VALIDATION